Exhibit 10.8

EXECUTION COPY

FORBEARANCE AGREEMENT AND SEVENTH AMENDMENT

TO CREDIT AGREEMENT

THIS FORBEARANCE AGREEMENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of April 6, 2009, is entered by and among PANTHER II TRANSPORTATION, INC., an Ohio corporation (“Borrower”), PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc. (“Holdings”), PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc. (“Panther Sub”). ELITE TRANSPORTATION SERVICES, LLC d/b/a Elite Logistics Worldwide, an Oregon limited liability company (“Elite”). KEY TRANSPORTATION SERVICES, INC., a Texas corporation (“Integres Sub”). INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation (“Integres”; Borrower, Holdings, Panther Sub, Elite, Integres Sub and Integres are collectively referred to herein as the “Loan Parties” and each individually as a “Loan Party”), ANTARES CAPITAL CORPORATION, as administrative, agent (the “Agent”) for the several financial institutions from time to time party to the Credit Agreement described below (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender, and the other Lenders signatory hereto.

R E C I T A L S

A. Borrower, Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of January 11, 2006 (as the same has been amended pursuant to (a) that certain Consent, Waiver and First Amendment to Amended and Restated Credit Agreement dated as of July 21, 2006, (b) that certain Second Amendment to Amended and Restated Credit Agreement dated as of February 28, 2007, (c) that certain Consent and Third Amendment to Amended and Restated Credit Agreement dated as of March 20, 2007, (d) that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of May 23, 2007, (e) that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of November 29, 2007 and (f) that certain Consent and Sixth Amendment to Amended and Restated Credit Agreement dated as of October 7, 2008, and as the same hereafter may be further amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”).

B. Holdings owns 100% of the issued and outstanding capital stock of Borrower and, accordingly, Holdings receives direct and indirect financial, economic and other benefits from the making of such loans and other financial accommodations to Borrower.

C. Each of Panther Sub, Elite, Integres and Integres Sub is a direct or indirect Wholly-Owned Subsidiary of Borrower and, accordingly, receives direct and indirect financial, economic and other benefits from the making of such loans and other financial accommodations to Borrower.

D. Each of Holdings, Panther Sub, Elite, Integres and Integres Sub, has guaranteed all existing and future Obligations of Borrower pursuant to the terms and conditions of the Guaranty.

E. The Obligations are secured by, among other things, valid, duly perfected first priority security interests in substantially all property and assets of each Loan Party, and a pledge of 100% of the issued and outstanding capital stock of each of Borrower, Panther Sub, Elite, Integres and Integres Sub, and any and all proceeds and products of the foregoing, in each case, pursuant to the terms and conditions of the Pledge Agreements.

F. The Agent and the Lenders have been made aware that certain Events of Default have occurred and are continuing pursuant to (i) Section 7.1(c) of the Credit Agreement as a result of Borrower’s failure to comply with (A) the Senior Leverage Ratio covenant set forth in Section 6.2 of the Credit Agreement for the twelve (12) month period ended March 31, 2009, (B) the Fixed Charge Coverage Ratio covenant set forth in Section 6.3 of the Credit Agreement for the twelve (12) month period ended March 31, 2009 and (C) the Interest Coverage Ratio covenant set forth in Section 6.4 of the Credit Agreement for the twelve (12) month period ended March 31, 2009 and (ii) Section 7.1(e) of the Credit Agreement as a result of corresponding events of default under the Subordinated Indebtedness Documents (the Events of Default specified in clauses (i) and (ii), collectively, the “Designated Events of Default”).

G. The existence of the Designated Events of Default notwithstanding, the Loan Parties have requested that the Agent and Lenders agree, in each case, subject to the terms and conditions herein set forth, to (i) forbear, for a specified period of time, from exercising their respective rights and remedies under the Credit Agreement, the other Loan Documents, the UCC and other applicable law and (ii) amend the Credit Agreement in certain respects.

H. The Agent and the Lenders agree to accommodate such request to forbear, subject to the terms and conditions herein contained and, in addition, the Agent and the Lenders have agreed to amend the Credit Agreement in certain respects as more specifically set forth herein, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the terms and conditions hereof, the Agent, the Lenders and the Loan Parties hereby agree as follows:

Section 1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement. For purposes of this Agreement, the following terms shall have the respective meanings ascribed thereto below:

Forbearance Period - see Section 2 hereof.

Forbearance Termination Date shall mean the earlier to occur of (i) 12:00 p.m. (Chicago time) June 29, 2009, or such later date as the Agent and the Required Lenders shall agree in writing, and (ii) the date on which the forbearance effectuated hereby ceases due to the occurrence of any of the events described in Section 7 hereof.

Released Person – see Section 5 hereof.

Section 2. Agreement of Agent and Lenders to Forbear.

(a) Subject to the terms and conditions herein set forth (including, without limitation, the conditions contained in Section 6 hereof) and in reliance upon the representations, warranties, agreements, covenants and acknowledgments of the Loan Parties herein contained, the Agent and Lenders agree that, during the period (the “Forbearance Period”) commencing on the date hereof and ending on the Forbearance Termination Date, except as set forth in Section 3(a) hereof with respect to the imposition of the default rate of interest, Agent and Lenders shall forbear from exercising their respective rights and remedies under the Credit Agreement, the other Loan Documents, the UCC and other applicable law. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary contained in this Agreement or the Credit Agreement (including, but not limited to, Sections 1.10(a) and 1.10(c) thereof), the Agent, Lenders and Loan Parties each acknowledge and agree that all payments of the Obligations by the Loan Parties during the Forbearance Period shall be applied against the Obligations as specified by the Borrower and otherwise in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents.

(b) The agreement of the Agent and Lenders to so forbear is temporary and limited in nature and shall not be deemed to: (i) preclude or prevent the Agent and/or the Lenders from exercising any rights and/or remedies under the Credit Agreement, the other Loan Documents, the UCC and/or applicable law arising on account of (A) any Default or Event of Default, other than the Designated Events of Default, and/or (B) the Designated Events of Default from and after the Forbearance Termination Date; (ii) effect any amendment, modification or supplement of the Credit Agreement or any of the other Loan Documents, all of which shall remain in full force and effect in accordance with their respective terms (except as otherwise expressly provided herein); (iii) constitute a waiver of the Designated Events of Default, any Default or any other Event of Default that may have occurred, be existing or hereafter occur, or any term or provision of the Credit Agreement or any of the other Loan Documents; or (iv) establish a custom or course of dealing between or among the Loan Parties, the Agent and/or the Lenders, or any of them.

Section 3. Agreements.

(a) Each Loan Party hereby agrees and acknowledges that, the implementation of the Forbearance Period in accordance with the terms hereof notwithstanding, (i) the Designated Events of Default constitute existing Events of Default for all purposes under the Loan Documents, including, without limitation, for purposes of imposing the default rate of interest pursuant to and in accordance with Sections 1.3(c) and 1.9(c) of the Credit Agreement (which default rate of interest hereby is imposed on all Obligations from and after the Forbearance Effective Date) and for determining whether or not certain actions may be taken or otherwise acquiesced to by or on behalf of Borrower or any other Loan Party (and each Loan Party agrees that it shall not take any actions or permit any actions to occur without the prior written consent of the Agent and, to the extent applicable, Required Lenders to the extent prohibited under the Loan Documents during the existence of any Event of Default) except, during the

Forbearance Period, for permitting the Agent or Lenders to accelerate the Obligations or exercise other remedies (other than the imposition of default interest) under the Credit Agreement or any other Loan Document or apply payments of the Obligations in accordance with Sections 1.10(a) and 1.10(c) of the Credit Agreement as a result of the Designated Events of Default (it being understood and agreed, notwithstanding anything to the contrary contained in this Agreement or the Credit Agreement (including, but not limited to, Section 1.10(a)) all payments of the Obligations by the Loan Parties during the Forbearance Period shall be applied against the Obligations as specified by the Borrower and otherwise in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents), and (ii) pursuant to the terms and conditions set forth in Section 5.11(b) of the Credit Agreement, as a result of the Designated Events of Default, the Loan Parties are prohibited from making any Restricted Payments of the type described in Section 5.11(b) of the Credit Agreement. Accordingly, any actions taken or omitted by the Loan Parties in violation of such provisions while any Event of Default exists will constitute additional Events of Default under the Credit Agreement and the other Loan Documents.

(b) As Borrower is aware, during the existence of the Designated Events of Default, pursuant to Section 2.2 of the Credit Agreement, no Lender has any obligation to make any Revolving Loan or issue any Lender Letter of Credit or Letter of Credit Participation Agreement as a result of such Designated Events of Default. During the Forbearance Period, the Agent and the Lenders agree that Borrower shall be permitted to continue to request Revolving Loans, Lender Letters of Credit and Letter of Credit Participation Agreements, and Revolving Loans shall be made and Lender Letters of Credit and Letter of Credit Participation Agreements shall be issued or entered into, in each case, notwithstanding the failure to satisfy the conditions set forth in Sections 2.2(b) or 2.2(c) of the Credit Agreement solely as a result of the existence of the Designated Events of Default, but subject to the other terms and conditions of the Credit Agreement, including, without limitation, the Revolver Cap (as defined in Section 4.1 of this Agreement).

(c) As Borrower is aware, during the existence of the Designated Events of Default, pursuant to Section 1.6 of the Credit Agreement, Revolving Loans may not be advanced as LIBOR Rate Loans and Loans may not be converted into or continued as LIBOR Rate Loans if the Required Lenders have determined not to convert or continue Loans as LIBOR Rate Loans or make new LIBOR Rate Loans as a result of such Designated Events of Default. During the Forbearance Period, the Lenders hereby agree that outstanding Loans may be converted into or continued as LIBOR Rate Loans and Revolving Loans, if any, made in accordance with this Agreement and the Credit Agreement may be made as LIBOR Rate Loans, in each case, notwithstanding the Designated Events of Default, but subject to the other terms and conditions of the Credit Agreement.

(d) The Loan Parties agree to deliver to the Agent no later than Tuesday of each week commencing on the first Tuesday following the date hereof, a rolling thirteen (13) week cash flow forecast on a consolidated basis for Borrower and the other Loan Parties, together with a comparison of the corresponding figures for the corresponding periods of the previous week contained in the thirteen (13) week cash flow forecast for such previous week, which shall all be in form and detail reasonably satisfactory to the Agent (the Agent hereby acknowledges that the form and detail of the rolling thirteen (13) week cash flow forecasts previously delivered to the Agent are satisfactory) and shall be certified on behalf of Borrower by a Responsible Officer of Borrower.

(e) BORROWER AND THE OTHER LOAN PARTIES EACH HEREBY WAIVE ALL RIGHTS TO NOTICE AFTER THE FORBEARANCE TERMINATION DATE (INCLUDING ALL NOTICES REQUIRED UNDER THE UNIFORM COMMERCIAL CODE) AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE AGENT OR ANY LENDER OF THEIR RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS, TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING AND/OR TO SELL, LEASE, TRANSFER OR OTHERWISE DISPOSE OF THE COLLATERAL. THIS SECTION 3(e) SHALL CONSTITUTE A WAIVER OF THE RIGHT TO NOTIFICATION OF DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE AUTHORIZED BY EACH OF BORROWER AND THE OTHER LOAN PARTIES IN ACCORDANCE WITH SECTION 9-624 OF THE UNIFORM COMMERCIAL CODE. BORROWER AND THE OTHER LOAN PARTIES EACH WAIVE THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS AFTER THE FORBEARANCE TERMINATION DATE.

(f) BORROWER AND THE OTHER LOAN PARTIES EACH HEREBY WAIVE ALL RIGHTS TO REDEEM COLLATERAL UNDER SECTION 9-623 OF THE UNIFORM COMMERCIAL CODE AFTER THE FORBEARANCE TERMINATION DATE AND HEREBY ACKNOWLEDGE AND AGREE THAT EACH LOAN PARTY HAS AUTHORIZED SAME IN ACCORDANCE WITH SECTION 9-624 OF THE UNIFORM COMMERCIAL CODE.

(g) The Loan Parties, the Agent and the Lenders each hereby agree that, except as otherwise required by the Credit Agreement, any amounts collected or received by the Agent under the Limited Guaranty shall be applied to prepay outstanding Swing Line Loans and thereafter in reduction of outstanding Revolving Loans (without reduction to the Swing Line Commitment or the Revolving Loan Commitment).

Section 4. Amendments to Credit Agreement. Effective as of the Effective Date, the hereto hereby agree that the Credit Agreement shall be amended as follows:

4.1 Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the very end of the first paragraph of clause (b) of such Section:

“The foregoing notwithstanding, in no event shall the Maximum Revolving Loan Balance exceed an amount equal to the sum from time to time of (x) $3,857,261, plus (y) the undrawn principal amount of the Limited Guaranty (the “Revolver Cap”).”

4.2 Section 2.2. Section 2.2 of the Credit Agreement is hereby amended by deleting the word “or” appearing after subclause (ii) of clause (b) of such Section, by deleting the word “and” appearing after subclause (iii) of clause (b) of such Section and substituting the word “or” therefor and by adding a new subclause (iv) to clause (b) of such Section as follows:

“(iv) are not true and correct due solely to the existence of the Designated Events of Default (as defined in the Forbearance Agreement) solely during the Forbearance Period; and”

4.3 Section 2.2. Section 2.2 of the Credit Agreement is hereby further amended by adding the words “, other than the Designated Events of Default (as defined in the Forbearance Agreement) solely during the Forbearance Period” to the end of clause (c) of such Section.

4.4 Section 4.1. Section 4.1 of the Credit Agreement is hereby amended by adding the following two provisos to the end of clause (a) thereto:

“; provided, however, that the audited financial statements described herein for the fiscal year ended December 31, 2008 (the “2008 Audited Financials”) shall be delivered no later than the earlier of (i) July 30, 2009 and (ii) the date that is thirty (30) days after the effective date of any amendment to this Agreement entered into after the Forbearance Effective Date; and provided, further, that the Borrower shall use best efforts to deliver a draft of the 2008 Audited Financials to the Agent no later than April 30, 2009 (which draft need not be accompanied by an audit letter)”

4.5 Section 5.5. Section 5.5 of the Credit Agreement is hereby amended by deleting the “.” at the end of Section (h) thereof and substituting the word “; and” therefor and by adding a new Section 5.5(i) as follows:

“(i) unsecured Indebtedness constituting “Permitted Indebtedness” in an amount not to exceed the amount of Guaranteed Obligations (as defined in the Limited Guaranty) paid in cash to the Agent in accordance with the Limited Guaranty.”

4.6 Section 5.7. Section 5.7 of the Credit Agreement is hereby amended by deleting each occurrence of the words “as in effect on the Original Closing Date” contained in clause (d) thereof and by substituting the words “as in effect on the Forbearance Effective Date” therefor, by deleting the word “and” appearing immediately prior to the second proviso contained in clause (d) thereof, by adding the word “; and” immediately following such second proviso and by adding a third proviso thereto as follows:

“; provided, further, however, that no such fees and expenses (other than actual, reasonable, out-of-pocket expenses) described in this clause (d) shall be paid during the Forbearance Period. Notwithstanding the foregoing, such fees and expenses shall continue to accrue during the Forbearance Period and any such accrued fees and expenses may later be paid, but only to the extent that (A) both before and after giving effect to any such payment, the Senior Leverage Ratio, recomputed for the most recent twelve month period ending on or prior to the date of such proposed payment for which financial statements have been delivered pursuant to subsection 4.1 hereof, shall be less than 3.00 to 1.00, and (B) the Borrower shall have previously paid in cash to the Subordinated Lenders the portion of the interest accruing on the Subordinated Notes at the rate of 12% per annum for the interest period from January 1, 2009 through March 31, 2009 (the “Ql Period”) and the interest period from April 1, 2009 through June 30, 2009 (the “Q2 Period”), and provided that the remainder of such interest (i.e., 4% per annum) accruing during the Ql Period and the Q2 Period shall have been capitalized and added to the outstanding principal amount of the Subordinated Notes on March 31, 2009 and June 30, 2009, respectively (it being understood and agreed that, for the avoidance of doubt, in no event shall any such accrued fees and expenses be paid if, at the time of such proposed payment, any of the events described in the second proviso of the immediately preceding sentence shall have occurred and been continuing).”

4.7 Section 5.11. Section 5.11 of the Credit Agreement is hereby amended by deleting subclause (i) of clause (g) thereto in its entirety and substituting the following therefor:

“(g) (i) until such time as the Borrower shall have exercised its option under Section 1.1 of the Subordinated Loan Agreement to make all payments of interest on the Subordinated Indebtedness evidenced by the Subordinated Notes in-kind (and not in cash), make regularly scheduled cash payments of interest at the non-default cash pay rate of interest with respect to the Subordinated Indebtedness evidenced by the Subordinated Notes; provided, that no such cash payments of interest shall be made during the Forbearance Period,”

4.8 Section 7.1. Section 7.1 of the Credit Agreement is hereby amended by deleting the “.” at the end of Section (o) thereof and substituting the word “; or” therefor and by adding a new Section 7.1(p) as follows:

“(p) Guarantor Event of Default. Any “Guarantor Event of Default” occurs under the Limited Guaranty.”

4.9 Section 11.1. Section 11.1 of the Credit Agreement is hereby amended by substituting the following definitions of the terms set forth below in lieu of the current versions of such definitions contained in Section 11.1 of the Credit Agreement:

““Aggregate Revolving Loan Commitment” means the combined Revolving Loan Commitments of the Lenders, which shall initially be in the amount of $20,000,000, as such amount shall be reduced to $15,000,000 effective as of the Forbearance Effective Date, and as such amount may be further reduced from time to time pursuant to this Agreement.”

““Applicable Margin” means, (a) if a Base Rate Loan, four percent (4.00%) per annum and (b) if a LIBOR Rate Loan, five and one-quarter percent

(5.25%) per annum. Notwithstanding anything herein to the contrary, Swing Line Loans may not be LIBOR Rate Loans.”

““Base Rate” means, for any day, a rate per annum equal to the highest of (a) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by Agent) or any similar release by the Federal Reserve Board (as determined by Agent), (b) the sum of 3.0% per annum and the Federal Funds Rate, and (c) the sum of (x) LIBOR, as defined herein, calculated for each such day based on an Interest Period of three months determined two (2) Business Days prior to such day, plus (y) the excess of the Applicable Margin for Libor Rate Loans over the Applicable Margin for Base Rate Loans, in each instance, as of such day. Any change in the Base Rate due to a change in any of the foregoing shall be effective on the effective date of such change in the “bank prime loan” rate, the Federal Funds Rate, or LIBOR for an Interest Period of three months.”

““Loan Documents” means this Agreement, the Notes, the Subordination Agreement, the Fee Letter, the Limited Guaranty, the Collateral Documents and all documents delivered to the Agent and/or any Lender in connection with any of the foregoing.”

4.10 Section 11.1. Section 11.1 of the Credit Agreement hereby is further amended by inserting the following defined terms therein in appropriate alphabetical order:

““Forbearance Agreement” means the Forbearance Agreement and Seventh Amendment to Credit Agreement dated as of the Forbearance Effective Date among Holdings, the Borrower, Elite, Panther Sub, Integres, Integres Sub, Agent and the Lenders.”

““Forbearance Effective Date” means April 6, 2009.”

““Forbearance Period” shall have the meaning given such term in the Forbearance Agreement.”

““Limited Guaranty” means that certain Limited Guaranty, dated as of the Forbearance Effective Date, by the Sponsor in favor of the Agent, on behalf of the Lenders.”

““Permitted Indebtedness” means unsecured Indebtedness of Holdings or the Borrower that shall be subordinated in right of payment to the Obligations pursuant to a written subordination agreement in form and substance reasonably acceptable to the Agent, and which Indebtedness shall not require payment of principal or cash interest prior to payment in full of the Loans.”

4.11 Section 11.1. Section 11.1 of the Credit Agreement hereby is further amended by inserting the following sentence to the end of the defined term “Collateral Documents” therein:

“The foregoing notwithstanding, the Limited Guaranty shall not be deemed a “Collateral Document”.”

Section 5. Ratification of Liability and Outstanding Obligations; Acknowledgment of Rights; Release of Claims. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, and the liens and security interests created, granted and perfected thereby, and acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by the Agent and/or the Lenders (or any of them) of such liabilities, obligations and agreements through and as of the date hereof; (ii) the Agent and the Lenders have fully performed all undertakings owed to the Loan Parties through and as of the date hereof; (iii) the Recitals set forth above are true and correct in all material respects and hereby are incorporated into this Agreement by this reference; and (iv) except to the limited extent of the Agent’s and Lenders’ agreement to forbear contained in this Agreement, neither the Agent nor any of the Lenders waives, diminishes or limits any term or condition contained in the Credit Agreement or in any of the other Loan Documents. Each Loan Party hereby acknowledges, confirms and agrees that (i) as of the date of this Agreement, the outstanding principal amount of (A) the Revolving Loans is $1,957,261 and (B) the Term Loan is $71,998,168, in each case, plus accrued and unpaid interest, fees and other costs and expenses payable under the Credit Agreement and the other Loan Documents, (ii) as of the date of this Agreement, the aggregate amount of Letter of Credit Participation Liability is $1,900,000, and (iii) the payment of such amounts is not subject to any defense, counterclaim, recoupment or offset of any kind. IN CONSIDERATION OF THE AGENT’S AND LENDERS’ AGREEMENT TO FORBEAR AND THE OTHER AGREEMENTS OF THE AGENT AND THE LENDERS CONTAINED IN THIS AGREEMENT, EACH LOAN PARTY, JOINTLY AND SEVERALLY, HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE AGENT, THE LENDERS AND THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, PARTICIPANTS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH SUCH LOAN PARTY OR ANY OF ITS AFFILIATES MAY NOW HAVE OR CLAIM TO HAVE AGAINST THE AGENT, THE LENDERS (OR ANY OF THEM) OR ANY OTHER RELEASED PERSON ON ACCOUNT OF OR IN ANY WAY TOUCHING, CONCERNING, ARISING OUT OF OR FOUNDED UPON THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED OR OTHERWISE EVIDENCED THEREBY, AND OF EVERY NATURE AND EXTENT WHATSOEVER, IN EACH CASE TO THE EXTENT (Y) ARISING ON OR PRIOR TO THE DATE HEREOF OR (Z) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF, BUT IN ALL CASES EXCLUDING ANY SUCH DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION TO THE EXTENT ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE AGENT OR ANY LENDER, IN EACH CASE AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL NON-APPEALABLE JUDGMENT OR ORDER.

Section 6. Conditions to Effectiveness. The effectiveness of the Agent’s and the Lenders’ obligations and agreements under this Agreement is subject to the satisfaction of all of the following conditions in a manner, form and substance reasonably satisfactory to the Agent (provided, the Agent may not waive such conditions absent consent from the Lenders signatory hereto):

(a) Representations and Warranties. The representations and warranties of each of the Loan Parties and their respective Affiliates set forth in this Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, except (a) with regard to the existence of the Designated Events of Default (or the facts and circumstances resulting therein), and (b) to the extent such representations and warranties (i) expressly related to an earlier date, in which case such representation and warranties shall have been true and correct in all material respects as of such earlier date or (ii) are qualified by materiality, contain dollar thresholds or have Material Adverse Effect qualifiers, in which case, such representations and warranties shall be true and correct in all respects.

(b) Delivery of Agreement. This Agreement shall have been duly authorized, executed and delivered to the Agent by the parties hereto.

(c) Delivery of Management Agreement. The Loan Parties and the Sponsor shall have executed and delivered to Agent evidence in form and substance reasonably satisfactory to Agent of an amendment to, or a restatement of, the Management Agreement.

(d) Delivery of Subordinated Loan Agreement. The Loan Parties and the Subordinated Lenders shall have executed and delivered to Agent evidence in form and substance reasonably satisfactory to Agent of a corresponding forbearance under and amendments to the Subordinated Loan Agreement.

(e) Delivery of Subordination Agreement. The Loan Parties and the Subordinated Lenders shall have executed and delivered to Agent the Reaffirmation of and Third Amendment to Subordination Agreement.

(f) Delivery of Limited Guaranty. The Sponsor shall have executed and delivered the Limited Guaranty, in the form attached hereto as Exhibit A.

(g) Payment of Fee. Borrower shall have paid (and Borrower hereby covenants and agrees to pay) to the Agent in immediately available dollars, a non-refundable amendment fee in the amount of $229,995.42, which fee is due and payable in full on the Forbearance Effective Date and shall be distributed by Agent to Lenders signatory to this Agreement promptly after the Forbearance Effective Date in accordance with such Lenders’ pro rata share of the Obligations.

(h) Delivery of Officer’s Certificates. Borrower shall have delivered to the Agent a certificate of the Secretary of each of the Loan Parties certifying (i) the names and true signatures of the officers of each of the Loan Parties authorized to sign this Agreement and the other documents to be delivered hereunder and (ii) the resolutions of the board of directors (or other governing authority) of the Loan Parties evidencing approval for this Agreement, and the Credit Agreement, as amended hereby.

(i) Satisfaction of the Agent’s Counsel. All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Agent.

(j) Delivery of Other Documents. Borrower shall have delivered such other instruments, documents, certificates, consents and waivers as the Agent may reasonably request.

The date on which all of the conditions set forth in this Section 6 have been satisfied is referred to herein as the “Effective Date.” The signature on behalf of the Loan Parties hereto shall constitute a representation, warranty and covenant by such Persons that the conditions set forth in Section 6(a) above have been satisfied or waived in writing by the Agent as of the date hereof.

Section 7. Automatic Termination of Forbearance Period. The Lenders’ agreement to forbear pursuant to this Agreement shall terminate automatically, without notice or any other further act or instrument, upon the occurrence of any of the following:

(a) Any Loan Party repudiates or asserts a defense to any obligation or liability under the Credit Agreement, this Agreement or any of the other Loan Documents or makes or pursues a claim against the Agent, any of the Lenders or any other Released Person; or

(b) Borrower or any other Loan Party breaches any agreement or covenant contained in Section 3 of this Agreement; or

(c) the occurrence or existence of any Event of Default (other than the Designated Events of Default), whether now existing or hereafter occurring, and the Agent notifies or Required Lenders notify Borrower of the termination of the Forbearance Period; or

(d) the occurrence of a “Guarantor Event of Default” (as defined in the Limited Guaranty).

Section 8. No Waiver; Subsequent Defaults.

8.1 Each Loan Party acknowledges that nothing contained herein is, or shall be construed to be, a waiver or release by the Agent or the Lenders of any right, claim or cause of action, including, without limitation, any such right, claim or cause of action arising from or related to, directly or indirectly, the Designated Events of Default, or a waiver or release of the Designated Events of Default themselves. Except as otherwise expressly set forth herein prior to the Forbearance Termination Date, the Agent and the Lenders expressly reserve all rights, remedies, claims and causes of action against Borrower and the other Loan Parties, including, without limitation, all such rights, remedies, claims and causes of action arising from or related to, directly or indirectly, the Designated Events of Default.

8.2 The Agent and the Lenders reserve all rights, claims and causes of action with respect to all Defaults and Events of Default, and each Loan Party acknowledges that nothing herein prohibits or prevents, or shall be construed to prohibit or prevent, the exercise or enforcement by the Agent and the Lenders of any such right, claim or cause of action at any time (except as expressly provided herein with respect to the Designated Events of Default).

8.3 Any default by any Loan Party of any of its obligations under Section 3(d) of this Agreement, and any “Guarantor Event of Default” under and as defined in the Limited Guaranty, shall each constitute an immediate Event of Default under the Credit Agreement, without further action or notice by or any behalf of the Agent, the Lenders or any other Person.

Section 9. No Assurances regarding Extension of Forbearance Period or Restructuring of Credit Agreement. Without limiting the generality of Section 8 above and notwithstanding anything in this Agreement to the contrary, (i) the Loan Parties will not assert, claim or contend that any prior action or course of conduct by any or all of the Agent and the Lenders constitutes an agreement, obligations or cause of declining to continue such action or course of conduct in the future and (ii) the Loan Parties hereby acknowledge and agree that the Agent and the Lenders have made no commitment as to how or whether the Designated Events of Default will be resolved, nor have they given any assurances or commitments with respect to any additional or future forbearance, waiver, restructuring or accommodation of any kind upon the occurrence of the Forbearance Termination Date. Any agreement by Agent and the Lenders to extend the Forbearance Termination Date, if any, must be set forth in writing and signed by a duly authorized signatory of Agent and each of the Required Lenders.

Section 10. Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders that: (i) it has the corporate or limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) upon the execution and delivery hereof, this Agreement shall constitute legal, valid and binding obligation of such Loan Party, enforceable upon such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability; (iii) the execution and delivery of this Agreement does not and will not contravene, conflict with, violate or constitute a default under the Organization Documents of such Loan Party, any Requirement of Law, any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its Property is subject or any material Contractual Obligation to which such Loan Party is a party; (iv) no Default or Event of Default presently exists other than the Designated Events of Default; and (v) no cash payment of interest on account of the Subordinated Notes has been made for the March 31, 2009 interest payment date on the Subordinated Notes.

Section 11. Costs and Expenses. Each Loan Party hereby ratifies and reaffirms its fee, cost and expense reimbursement obligations under Section 9.5 of the Credit Agreement.

Section 12. Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, when taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 13. Further Assurances. Each Loan Party covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as may be reasonably required by the Agent or the Lenders to effectuate fully the intent of this Agreement.

Section 14. Amendment to the Credit Agreement and the other Loan Documents. The Credit Agreement and the other Loan Documents shall be deemed to be amended by this Agreement. Any references contained in the Credit Agreement or any other Loan Document to the “Credit Agreement” shall be deemed to refer to the Credit Agreement, as amended hereby. Except as amended hereby, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. This Agreement is not a novation, nor is it to be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Credit Agreement or any of the other Loan Documents, except as expressly stated herein. This Agreement shall constitute a Loan Document.

Section 15. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

Section 16. Captions. The captions and headings in this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 17. Entire Agreement. Except to the extent specifically set forth herein, the Agent and the Lenders reserve and preserve all rights and remedies under the Credit Agreement and the other Loan Documents. This Agreement contains the entire agreement among the Agent, the Lenders and the Loan Parties with respect to the Designated Events of Default and with respect to the Agent’s and Lenders’ agreement to forbear from exercising rights and remedies on account of the Designated Events of Default.

Section 18. Drafting and Negotiation of Agreement. Each Loan Party acknowledges that (i) it has been represented by its own counsel in connection with the negotiation, preparation and execution of this Agreement and all other agreements, documents and instruments executed in connection herewith and therewith, and the transactions contemplated herein and therein, (ii) it has exercised independent judgment with respect to such negotiation, preparation and execution and transactions, (iii) it has not relied on any other party hereto or thereto (or counsel for such party) with respect to such agreements, documents and instruments and such transactions and (iv) any principal of contract construction that favors or disfavors the parties whose attorneys have drafted a contract, or provision thereof, shall not be applied to this Agreement or such other agreements, documents and instruments. No prior drafts of this Agreement, or any negotiations regarding the terms in those drafts, shall be admissible in any court to vary or interpret the terms of this Agreement, the parties hereto agreeing that this Agreement constitutes the final expression of the parties’ agreement and supersedes all prior written and oral understandings regarding the terms of this Agreement.

Section 19. Governing Law; Submission to Jurisdiction. (a) The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement.

(b) Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of Illinois located in the City of Chicago, Illinois, or of the United States of America sitting in Chicago, Illinois and, by execution and delivery of this Agreement, the Borrower and each other Loan Party executing this Agreement hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

Section 20. WAIVER OF JURY TRIAL. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

Section 21. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each of the Loan Parties hereby consents to this Agreement and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.

[remainder of page intentionally left blank;

signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

BORROWER:

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

OTHER LOAN PARTIES:

PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc.

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc.

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

KEY TRANSPORTATION SERVICES, INC., a Texas corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

ELITE TRANSPORTATION SERVICES, LLC d/b/a Elite Logistics Worldwide, an Oregon limited liability company

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, as Agent and a Lender

By:	/s/ Brian E. Sommerfeld
Name:	Brian E. Sommerfeld
Title:	Duly Authorized Signatory

Forbearance Agreement and Seventh Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

ORIX Finance Corp., as a Lender

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	Authorized Representative

Forbearance Agreement and Seventh Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

De Meer Middle Market CLO 2006-1, Ltd., as a Lender

By:	/s/ Chris York
Name:	Chris York
Title:	Vice President

Forbearance Agreement and Seventh Amendment to Credit Agreement

BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON MID-MARKET CLO LTD. 2007-II
LOAN STRATEGIES FUNDING LLC, as Lenders
By: Babson Capital Management LLC as Collateral
Manager

By:	/s/ Casey McKinney
Name:	Casey McKinney
Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Casey McKinney
Name:	Casey McKinney
Title:	Director

Forbearance Agreement and Seventh Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

OFS Funding, LLC

By:	Orchard First Source Capital, Inc.
Its:	Attorney in Fact

By:	/s/ Kena Brown
Name:	Kena Brown
Title:	Duly Authorized Signatory

FORBEARANCE AGREEMENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT

PANTHER II TRANSPORTATION, INC.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

OFSI Fund III, Ltd.
By:	Orchard First Source Capital, Inc
Its:	attorney in fact
	By:	/s/ Kena Brown
	Name:	Kena Brown
	Title:	Duly Authorized Signatory

FORBEARANCE AGREEMENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT

PANTHER II TRANSPORTATION, INC.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

M&I MARSHALL & ILSLEY BANK, as a Lender

By:	/s/ Stephen F. Geimer
Name:	Stephen F. Geimer
Title:	Senior Vice President

By:	/s/ Stephen E. Kalmer
Name:	Stephen E. Kalmer
Title:	Vice President

Forbearance Agreement and Seventh Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

ANTARES FUNDING, L.P.

By:	The Bank of New York Trust Company, N.A., as Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999, as a Lender

	By:	/s/ Paul Raj
	Name:	Paul Raj
	Title:	Vice President

Forbearance Agreement and Seventh Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

NAVIGATOR CDO 2003, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD., as a Lender

By: GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender

By: GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

Forbearance Agreement and Seventh Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

Pangaea CLO 2007-1 LTD.
By Pangaea Asset Management, LLC, its Collateral Manager

By:	/s/ Mark S. Maglaya
Name:	Mark S. Maglaya
Title:	Assistant Secretary

Forbearance Agreement and Seventh Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

Bank of America NA, as successor to LaSalle Bank National Association, as a Lender

By:	/s/ John P. Wofford
Name:	John P. Wofford
Title:	Vice President

Forbearance Agreement and Seventh Amendment to Credit Agreement

EXHIBIT A

Form of Limited Guaranty

See attached.

Forbearance Agreement and Seventh Amendment to Credit Agreement

April 6, 2009

Antares Capital Corporation

311 South Wacker Drive

Suite 4400

Chicago, Illinois 60606

Re:	Fee Letter Relating to Forbearance Agreement and Seventh Amendment to Amended and Restated Credit Agreement

Ladies and Gentlemen:

This letter agreement is the fee letter referred to in the Forbearance Agreement and Seventh Amendment to Amended and Restated Credit Agreement of even date herewith (the “Forbearance Agreement”) by and among PANTHER II TRANSPORTATION, INC., an Ohio corporation, as Borrower, the other Loan Parties (as defined therein) parties thereto, ANTARES CAPITAL CORPORATION (“Antares”), as Agent and a Lender, and the other financial institutions party thereto as Lenders. Capitalized terms not defined herein shall have the meaning subscribed to such terms in the Forbearance Agreement.

Borrower agrees to pay to Antares, individually, on the Forbearance Effective Date, a non-refundable work fee in the amount of $25,000, which fee is due and payable in full on the Forbearance Effective Date.

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If the foregoing is in accordance with your understanding, please sign the enclosed copy of this letter and return it to the attention of the undersigned.

Very truly yours,

PANTHER II TRANSPORTATION, INC., an Ohio corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

Agreed and Accepted as of the date first above written by:

ANTARES CAPITAL CORPORATION,
as Agent

By:
Name:
Title:	Its Duly Authorized Signatory

Forbearance Agreement and Seventh Amendment Fee Letter

If the foregoing is in accordance with your understanding, please sign the enclosed copy of this letter and return it to the attention of the undersigned.

Very truly yours,

PANTHER II TRANSPORTATION, INC., an
Ohio corporation

By:
Name:
Title:

Agreed and Accepted as of the date first above written by:

ANTARES CAPITAL CORPORATION,
as Agent

By:	/s/ Brian E. Sommerfeld
Name:	Brian E. Sommerfeld
Title:	Its Duly Authorized Signatory

Forbearance Agreement and Seventh Amendment Fee Letter